INTERNATIONAL INTERNET, INC. AND SUBSIDIARIES
PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET
EXHIBIT 2(a)
SEPTEMBER 30, 1999

                                                                                                                         PRO FORMA
                                                                                                     PRO FORMA            BALANCE
                                                                           UNAUDITED                 ADJUSTMENT            SHEET
ASSETS
CURRENT ASSETS
 Cash and cash equivalents                                                      $ 3,325,438                             $ 3,325,438
 Marketable equity securities                                                     1,622,556                               1,622,556
 Trade accounts receivable                                                          202,407                                 202,407
 Other accounts receivable                                                                -                                       -
 Inventory                                                                          137,056                                 137,056
 Prepaid income taxes                                                                23,846                                  23,846
                                                                    ----------------------------------------------------------------
                                                                                  5,311,303                  -            5,311,303
Property and equipment, net                                                         151,920                                 151,920
Goodwill, net of amortization of $1,094                                             177,114                                 177,114
Other assets                                                                         13,001                                  13,001
                                                                    ================================================================
                                                                                $ 5,653,338         $        -          $ 5,653,338
                                                                    ================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
 Accounts payable                                                                   480,263                                 480,263
 Accrued expenses                                                                    69,003                                  69,003
 Income taxes payable                                                               545,414                                 545,414
 Deferred income taxes                                                              584,142                                 584,142
                                                                    ----------------------------------------------------------------
                                                                                  1,678,822                  -            1,678,822
Deferred income taxes                                                                 6,385                                   6,385
Minority interest                                                                         -                                       -

Stockholders' equity
 Common stock, $.00001 par value, 1,000,000,000 shares authorized,                    7,573                  5                7,578
  757,296,187 shares issued and outstanding at September 30, 1999                                                                 -
 Additional paid-in capital                                                       2,035,092                 (5)           2,035,087
 Retained earnings (deficit)                                                      1,925,466                               1,925,466
                                                                    ----------------------------------------------------------------
                                                                                  3,968,131                  -            3,968,131
                                                                    ----------------------------------------------------------------
                                                                                $ 5,653,338         $        -          $ 5,653,338
                                                                    ================================================================
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The adjustment records the issuance of 500,000 common shares of IINN to acquire
100% of Caprock Corporation. No assets were acquired.